UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):March 17, 2023

TEGO CYBER INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56370	84-2678167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification ID No.)

8565 South Eastern Avenue, Suite 150

Las Vegas, Nevada 89123

(Address of principal executive offices)(Zip Code)

(855) 939-0100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Amended and Restated Form 10-Q for the Three Months Ended September 30, 2022

Tego Cyber Inc. (the “Company”) previously issued unaudited financial statements for the three months ended September 30, 2022, filed on November 21, 2022 (“Original Filing”), should be restated and no longer be relied upon. The Company filed the Original Filing without the consent of BF Borgers CPA PC (“Borgers”), the Company’s independent registered public accounting firm, and subsequently discovered an error relating to the accounting treatment of the Company’s promissory notes and corresponding disclosures in the financial statement for the three months ended September 30, 2022. Consequently, the consolidated financial statements for the period ended September 30, 2022 filed with the Original Filing should no longer be relied upon.

Amended and Restated Form 10-Q/A (Amendment No. 1) for the Three Months Ended September 30, 2022

The Company, in consultation with Borgers, have concluded that the Company’s previously issued Form 10-Q/A (Amendment No. 1) for the three months ended September 30, 2022, filed on February 24, 2023, should no longer be relied upon. Borgers approved Amendment No. 1 as Form 10-Q/A (Amendment No. 1). Consequently, the consolidated financial statements for the period ended September 30, 2022 filed with Amendment No. 1 should no longer be relied upon.

The Company is amending its quarterly report for the three months ended September 30, 2022 on Form 10-Q/A (Amendment No. 2) to be filed as soon as reasonably practicable. The impact of the restatement on the Company’s unaudited financial statements for the three months ended September 30, 2022 are detailed below:

	As Originally Reported	Restatement Adjustment	As Restated
Condensed Consolidated Balance Sheet
Notes payable	$-	$342,702	$342,702
Convertible debt	336,767	(336,767)	-
Additional paid in capital	5,687,572	10,369	5,697,941
Accumulated deficit	(5,466,414)	(4,434)	(5,470,848)

Condensed Consolidated Statement of Operations
General & administration	255,145	625,367	880,512
Share based compensation	625,367	(625,367)	-
Interest on issuance of debts	196,767	(196,767)	-
Accretion expense	-	192,332	192,332

The abovementioned amendments shall be reflected in Form 10-Q/A Amendment No. 2 in Part I - Item 1. Financial Statements (Condensed Consolidated Balance Sheet and Condensed Consolidated Statement of Operations), Notes 4 and 10 of the Notes to the Condensed Consolidated Financial Statements for the period ended September 30, 2022, and Part I - Item 2 Management’s Discussion and Analysis of Financial Condition and Results of Operation. The Company’s management has discussed the matters disclosed in this Current Report on Form 8-K with Borgers, its registered independent accountant.

No other changes have been made to the Original Filing and Amendment No. 1. Amendment No. 2 does not reflect events that have occurred after the filing of Amendment No. 1 (or modify or update the disclosures presented therein, except to reflect the amendments described above).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGO CYBER INC.

Date: March 17, 2023	By:	/s/ Earl Johnson
Earl Johnson
Chief Financial Officer

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